[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 2000


                           A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) MID CAP
                           GROWTH SERIES

MFS(R) MID CAP GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGERS                                  contact your investment professional.
Mark Regan*
David E. Sette-Ducati*                              CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
James O. Yost*                                      AUDITORS
                                                    Deloitte & Touche LLP
ASSISTANT TREASURERS
Mark E. Bradley*                                    WORLD WIDE WEB
Robert R. Flaherty*                                 www.mfs.com
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*MFS Investment Management
+Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The portfolio commenced investment operations on April 28, 2000. Through December 31, 2000, Initial Class shares of the series provided a total return of -2.60% and Service Class shares returned -2.80%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of -19.31% for the series' benchmark, the Russell Midcap(R) Growth Index (the Russell Index). The Russell midcap companies are the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap Growth Index is a market-capitalization-weighted total return index that measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values.

For much of 2000, we endured a global market correction that began in technology and dragged down the overall market. In the second half of the year, we believe the downturn was deepened by a string of major disappointments in three of the biggest recent drivers of technology growth: personal computers (PCs), cellular handsets and operators, and telecommunications (telecom) infrastructure. The growth rate of PC sales slowed dramatically in 2000, culminating in a poor Christmas selling season. The cellular industry found it harder to acquire new customers as the number of existing consumers with cellular phones increased. As a result, industry growth came down significantly from the approximately 35% rate of previous years, as indicated by our research. In addition, intense competition among wireless carriers drove down prices and reduced profits.

Similarly, increasing competition among wire-line (noncellular) phone companies made their businesses less profitable. This raised doubts about the ability of these companies to pay for the telecom infrastructure building boom that had been projected over the next several years to accommodate Internet traffic. The problems in PCs, cellular, and telecom had a huge ripple effect because much of the technology sector supplies these industries. The semiconductor industry, being at the end of the food chain as a component supplier, was perhaps the hardest hit.

Although 2000 was not a great year for the portfolio on an absolute performance basis, it was a great year for us relative to the Russell Index. We believe we outperformed on a relative basis because of our analyst's great research capabilities and because we stuck to our basic strategies: we continued to buy good companies early, and we used the market correction to invest in a number of second-chance stocks. What also helped our performance, we feel, was our relatively low technology weighting for a midcap portfolio and our holding what we believed were better names in technology and other sectors -- firms that held up comparatively well in the correction. Although many of these stocks have not yet contributed significantly to performance, we believe we are well positioned for the period ahead.

Looking at the year ahead, it appears that investor expectations are much lower than in the recent past and that many people are anticipating a bad year. But we think that can actually be a great environment for a research- intensive firm such as ours. In our view, it's precisely when expectations are very high that investors are hardest to satisfy and that stocks are most vulnerable. In the current environment of lowered expectations, we believe we may potentially do well by using our research to find the companies that may perform better than the overall market and deliver results for investors.

One area where we see great opportunity -- and one of the largest concentrations in the portfolio -- is in secure Internet infrastructure companies. In our view, issues such as transaction costs, security, and virus protection are huge problems that need to be resolved before the Internet can fulfill its promise as a medium for commerce. Secure Internet infrastructure refers to companies that try to solve those problems and make it possible for the Internet to function on a commercial basis.

In our view, these firms may be relatively unaffected by the problems dragging down much of the technology sector because the need for the solutions they provide have been so urgent. We think companies such as CheckFree Corp., the dominant player in electronic payment on the Internet, and Internet Security Systems, whose products protect corporate networks from intruders, could potentially achieve extraordinary earnings growth for a number of years if some of their products become industry standards. Our research indicates that these and other Internet infrastructure firms in the portfolio, such as RSA Security and VeriSign, have dominant shares of their respective markets and the potential for high profit margins. Over the past six months, some of these companies' stock prices have corrected to very attractive valuations, and we have used that as an opportunity to increase our commitment in this area.

Energy firms, particularly those involved in oil and gas exploration and production, are another large concentration in the portfolio. The prices of many of their stocks dropped significantly in the fall during a temporary retreat in oil and gas prices, and we used that as a buying opportunity in the fourth quarter. We see the energy sector as an appealing area over the next several years because our research indicates that even if oil and gas prices fall appreciably from current levels, the offshore drillers and services companies in our portfolio may still be able to deliver healthy earnings growth.

    Respectfully,

/s/ Mark Regan                                      /s/ David E. Sette-Ducati

    Mark Regan                                          David E. Sette-Ducati
    Portfolio Manager                                   Portfolio Manger

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Mark Regan is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the midcap growth portfolios of our mutual funds, variable annuities and institutional accounts. He joined MFS in 1989 as a research analyst. He was named Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Mark is a graduate of Cornell University and MIT's Sloan School of Management.

David E. Sette-Ducati is Vice President of MFS Investment Management(R) and a portfolio manager of the technology and midcap growth portfolios of our mutual funds, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, and a portfolio manager in February 2000. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers and as an associate with Nicoletti & Company in New York, specializing in corporate finance and merger and acquisitions strategy.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.





This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS:

Objective: Seeks long-term growth of capital.

Commencement of investment operations: April 28, 2000

Class inception:  Initial Class  April 28, 2000
                  Service Class  May 1, 2000

Size: $12.5 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary). It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000. Index information is from
May 1, 2000.)

                        MFS MidCap Growth         Russell Midcap
                     Series - Initial Class        Growth Index
          -------------------------------------------------------
           4/00            $10,000                   $10,000
          12/00              9,740                     8,069

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS
                                                                         Life*
-------------------------------------------------------------------------------
Cumulative Total Return                                                - 2.60%
-------------------------------------------------------------------------------

SERVICE CLASS
                                                                         Life*
-------------------------------------------------------------------------------
Cumulative Total Return                                                - 2.80%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                                         Life*
-------------------------------------------------------------------------------
Russell MidCap Growth Index#                                           -19.31%
-------------------------------------------------------------------------------

  * For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000. Index information is from
    May 1, 2000.
(+) Average annual rate of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Stocks - 82.5%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 82.5%
  Agricultural Products - 0.7%
    AGCO Corp.                                                            7,369             $    89,349
-------------------------------------------------------------------------------------------------------
  Business Services - 7.4%
    National Data Corp.                                                     496                  18,166
    NOVA Corp.*                                                           5,389                 107,443
    S1 Corp.*                                                            13,185                  69,221
    VeriSign, Inc.*                                                       9,759                 723,996
                                                                                            -----------
                                                                                            $   918,826
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers
    Intuit, Inc.*                                                           100                   3,944
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 8.9%
    CacheFlow, Inc.*                                                         25                     427
    CheckFree Corp.*                                                      9,271                 394,017
    ePresence, Inc.*                                                         54                     235
    Internet Security Systems, Inc.*                                      6,500                 509,844
    RSA Security, Inc.*                                                   4,006                 211,817
                                                                                            ----------
                                                                                            $ 1,116,340
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 11.0%
    Citrix Systems, Inc.*                                                32,440             $   729,900
    Computer Network Technology Corp.*                                      816                 23,511
    CSG Systems International, Inc.*                                     10,616                498,289
    Digex, Inc.*                                                          2,040                 45,900
    Extreme Networks, Inc.*                                               1,600                 62,600
    JNI Corp.*                                                              610                 13,839
                                                                                            ----------
                                                                                            $1,374,039
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.2%
    Sportsline USA, Inc.*                                                 4,176             $    22,185
-------------------------------------------------------------------------------------------------------
  Containers
    Smurfit-Stone Container Corp.*                                          394             $     5,885
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.4%
    QLogic Corp.*                                                         2,292             $   176,484
-------------------------------------------------------------------------------------------------------
  Electronics - 1.0%
    Cable Design Technologies Corp.*                                      6,996             $   117,620
    DuPont Photomasks, Inc.*                                                 50                   2,642
    Transmeta Corp.*                                                         50                   1,175
                                                                                            -----------
                                                                                            $   121,437
-------------------------------------------------------------------------------------------------------
  Energy - 2.0%
    Devon Energy Corp.                                                    4,020             $   245,099
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    Del Monte Foods Co.*                                                  2,950             $    21,388
-------------------------------------------------------------------------------------------------------
  Internet - 5.2%
    Akamai Technologies, Inc.*                                           10,650             $   224,315
    CNET Networks, Inc.*                                                 19,421                 310,736
    Internap Network Services Corp.*                                     14,540                 105,415
    Switchboard, Inc.*                                                    4,458                  13,235
                                                                                            -----------
                                                                                            $   653,701
-------------------------------------------------------------------------------------------------------
  Machinery - 2.3%
    W.W. Grainger, Inc.                                                   7,760             $   283,240
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.7%
    Arthrocare Corp.*                                                     1,920             $    37,440
    Cytyc Corp.*                                                          3,774                 236,111
    Davita, Inc.*                                                         2,389                  40,912
    Martek Biosciences Corp.*                                             1,193                  14,614
    VISX, Inc.*                                                             196                   2,046
                                                                                            -----------
                                                                                            $   331,123
-------------------------------------------------------------------------------------------------------
  Oil Services - 12.6%
    BJ Services Co.*                                                        310             $    21,351
    Cooper Cameron Corp.*                                                 2,500                 165,156
    Diamond Offshore Drilling, Inc.                                       6,569                 262,760
    Global Industries, Inc.*                                             19,838                 271,533
    Global Marine, Inc.*                                                 12,090                 343,054
    Noble Affiliates, Inc.                                                2,118                  97,428
    Noble Drilling Corp.*                                                 9,378                 407,357
                                                                                            -----------
                                                                                            $ 1,568,639
-------------------------------------------------------------------------------------------------------
  Oils - 14.8%
    Apache Corp.                                                          6,481             $   454,075
    EOG Resources, Inc.                                                   4,458                 243,797
    Houston Exploration Co.*                                              1,868                  71,217
    Newfield Exploration Co.*                                             9,652                 457,867
    Transocean Sedco Forex, Inc.                                         13,507                 621,322
                                                                                            -----------
                                                                                            $ 1,848,278
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.7%
    IntraBiotics Pharmaceuticals, Inc.*                                   2,537             $    24,419
    United Therapeutics Corp.*                                            4,019                  59,280
    United Therapeutics Corp.*##                                            500                   7,375
                                                                                            -----------
                                                                                            $    91,074
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.5%
    Scholastic Corp.*                                                     2,107             $   186,733
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts
    Pinnacle Holdings, Inc.*                                                292             $     2,646
-------------------------------------------------------------------------------------------------------
  Retail - 1.6%
    BJ's Wholesale Club, Inc.*                                            5,243             $   201,200
-------------------------------------------------------------------------------------------------------
  Telecommunications - 8.3%
    Allegiance Telecom, Inc.*                                             4,360             $    97,078
    American Tower Corp., "A"*                                            8,511                 322,354
    Aware, Inc.*                                                            420                   7,455
    Cabletron Systems, Inc.*                                                453                   6,824
    CIENA Corp.*                                                            900                  73,125
    EchoStar Communications Corp.*                                       19,020                 432,705
    Metromedia Fiber Network, Inc., "A"*                                  1,490                  15,086
    Mpower Communications Corp.*                                          1,525                   7,816
    Tekelec Co.*                                                          2,160                  64,800
                                                                                            -----------
                                                                                            $ 1,027,243
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $10,288,853
-------------------------------------------------------------------------------------------------------
Foreign Stocks
  Canada
    Southern Africa Minerals Corp. (Diversified
      Minerals)*                                                          2,100             $       140
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,137,846)                                                 $10,288,993
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 13.7%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/02/01, at Amortized
      Cost                                                             $  1,714             $ 1,713,726
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $12,851,572)                                            $12,002,719

Other Assets, Less Liabilities - 3.8%                                                           470,393
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $12,473,112
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $12,851,572)              $12,002,719
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         1,868,173
  Cash                                                                      459
  Receivable for series shares sold                                     531,103
  Receivable for investments sold                                        85,036
  Dividends and interest receivable                                         298
  Other assets                                                              500
                                                                    -----------
      Total assets                                                  $14,488,288
                                                                    -----------
Liabilities:
  Payable for series shares reacquired                              $    51,665
  Payable for investments purchased                                      94,307
  Collateral for securities loaned, at value                          1,868,173
  Payable to affiliates -
    Management fee                                                          761
    Reimbursement fee                                                       152
    Distribution fee                                                        118
                                                                    -----------
      Total liabilities                                             $ 2,015,176
                                                                    -----------
Net assets                                                          $12,473,112
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $13,169,648
  Unrealized depreciation on investments                               (848,853)
  Accumulated undistributed net realized gain on investments            143,181
  Accumulated undistributed net investment income                         9,136
                                                                    -----------
      Total                                                         $12,473,112
                                                                    ===========
Shares of beneficial interest outstanding                            1,282,236
                                                                     =========
Initial Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,440,270 / 558,469 shares of beneficial
    interest outstanding)                                              $9.74
                                                                       =====
Service Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $7,032,842 / 723,767 shares of beneficial
    interest outstanding)                                              $9.72
                                                                       =====
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000*
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $    37,030
    Dividends                                                             3,380
                                                                    -----------
      Total investment income                                       $    40,410
                                                                    -----------
  Expenses -
    Management fee                                                  $    22,397
    Shareholder servicing agent fee                                       1,045
    Distribution fee (Service Class)                                      4,398
    Administrative fee                                                      252
    Custodian fee                                                         5,305
    Printing                                                              7,190
    Auditing fees                                                        21,396
    Legal fees                                                            1,376
    Registration fees                                                     5,575
    Miscellaneous                                                         1,353
                                                                    -----------
      Total expenses                                                $    70,287
    Fees paid indirectly                                                   (441)
    Reduction of expenses by investment adviser                         (38,572)
                                                                    -----------
      Net expenses                                                  $    31,274
                                                                    -----------
        Net investment income                                       $     9,136
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain from investment transactions (identified cost
    basis) -                                                        $   143,181
  Change in unrealized depreciation from investments                   (848,853)
                                                                    -----------
      Net realized and unrealized loss on investments               $  (705,672)
                                                                    -----------
          Decrease in net assets from operations                    $  (696,536)
                                                                    ===========

* For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $     9,136
  Net realized gain on investments                                      143,181
  Net unrealized loss on investments                                   (848,853)
                                                                    -----------
    Decrease in net assets from operations                          $  (696,536)
                                                                    -----------
  Net increase in net assets from series share transactions         $13,169,648
                                                                    -----------
      Total increase in net assets                                  $12,473,112
Net assets:
  At beginning of period                                                  --
                                                                    -----------
  At end of period (including accumulated undistributed net
    investment income of $9,136)                                    $12,473,112
                                                                    ===========

* For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
                                                                PERIOD ENDED
INITIAL CLASS SHARES                                       DECEMBER 31, 2000*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $10.00
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.03
  Net realized and unrealized loss on investments                      (0.29)
                                                                      ------
      Total from investment operations                                $(0.26)
                                                                      ------
Net asset value - end of period                                       $ 9.74
                                                                      ======
Total return                                                           (2.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            0.91%+
  Net investment income                                                 0.45%+
Portfolio turnover                                                        84%
Net assets at end of period (000 Omitted)                             $5,440

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.05)
        Ratios (to average net assets):
          Expenses##                                                    2.21%+
          Net investment loss                                          (0.85)%+
    * For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
SERVICE CLASS SHARES                                      DECEMBER 31, 2000*
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $10.00
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.02
  Net realized and unrealized loss on investments                      (0.30)
                                                                      ------
      Total from investment operations                                $(0.28)
                                                                      ------
Net asset value - end of period                                       $ 9.72
                                                                      ======
Total return                                                           (2.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.11%+
  Net investment income                                                 0.25%+
Portfolio turnover                                                        84%
Net assets at end of period (000 Omitted)                             $7,033
  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.07)
        Ratios (to average net assets):
          Expenses##                                                    2.41%+
          Net investment loss                                          (1.05)%+
    * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Mid Cap Growth Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 6 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $1,809,371. These loans were collateralized by cash of $1,868,173, which was invested in the following short-term obligation:

                                                            IDENTIFIED COST
                                                SHARES            AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   1,868,173        $1,868,173

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the period ended December 31, 2000, there were no reclassifications due to differences between book and tax accounting. At December 31, 2000, accumulated undistributed net realized gain on investments under book accounting were different from tax accounting due to temporary differences in accounting for wash sales.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2000, aggregate unreimbursed expenses amounted to $38,572.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distribution Fee - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended December 31, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $14,215,539 and $3,220,645, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $12,971,771
                                                                    -----------
Gross unrealized depreciation                                       $(1,727,114)
Gross unrealized appreciation                                           758,062
                                                                    -----------
    Net unrealized depreciation                                     $  (969,052)
                                                                    ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                             PERIOD ENDED DECEMBER 31, 2000*
                                            -------------------------------
                                                   SHARES            AMOUNT
---------------------------------------------------------------------------
Shares sold                                       592,461       $ 6,026,795
Shares reacquired                                 (33,992)         (356,878)
                                                  -------       -----------
    Net increase                                  558,469       $ 5,669,917
                                                  =======       ===========

Service Class shares
                                            PERIOD ENDED DECEMBER 31, 2000**
                                            -------------------------------
                                                   SHARES            AMOUNT
---------------------------------------------------------------------------
Shares sold                                     1,041,651       $10,763,831
Shares reacquired                                (317,884)       (3,264,100)
                                                ---------       -----------
    Net increase                                  723,767       $ 7,499,731
                                                =========       ===========

 * For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.
** For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated series participate in a $10 million uncommitted line of credit provided by the custodian under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities or the redemption of shares. The series had no borrowings during the period.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Series, (the Series) (one of the series constituting MFS Variable Insurance Trust Series), including the portfolio of investments, as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the commencement of operations, April 28, 2000, through December 31, 2000. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2000, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the commencement of operations, April 28, 2000, through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                            VMC-2 2/01 1M